VIPER NETWORKS, INC.

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Farid Shouekani, Chief Executive Officer of Viper Networks, Inc. (the “Small Business Issuer”) do hereby certify pursuant to Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1)
The Small Business Issuer’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 (the “Report”) to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

By:/s/ Farid Shouekani Farid Shouekani Chief Executive Officer	Date: August 30, 2006

A signed original of this written statement required by Section 906 has been provided to Viper Networks, Inc. and will be retained by Viper Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.